UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: November 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT

NOVEMBER 30, 2006

Western Asset

Global High Income

Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Global High Income Fund Inc.

Semi-Annual Report  •  November 30, 2006

What’s

Inside

The Fund’s primary investment objective is high current income and the secondary investment objective is total return.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy took a step backwards and growth slowed during the six-month reporting period. After gross domestic product (“GDP”)i increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department, and the final estimate for the third quarter GDP was 2.0%. Overseas, economic growth in the developed countries was also positive, albeit more modest than in the U.S. In particular, there were positive economic trends in the Eurozone and Japan. Growth rates were much stronger in the emerging market countries. For example, growth in China and India remained exceptionally strong.ii This, in turn, boosted the economies of commodity rich emerging market countries, such as Russia, Brazil and Venezuela.

In terms of interest rates, after increasing the federal funds rateiii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iv paused from raising rates at its next three meetings during the reporting period, as well as in December. This was largely due to the cooling of the housing market and moderating oil prices tempering inflationary pressures. The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent. Internationally, the European Central Bank increased rates a total of three times during the period and again in December. Elsewhere, signs of more sustained growth caused Japan to institute its first interest rate hike in six years.

After exhibiting weakness in the early part of the year, the global bond markets rebounded and generated solid results. Looking at the six-month reporting period as a whole, the global bond markets, as measured by the JPMorgan Global Government Bond Market Indexv (hedged), gained 4.80%.

Western Asset Global High Income Fund Inc.         I

Over the same period, the U.S. bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi, returned 5.93%. The turnaround in the global bond markets was largely triggered by the Fed’s pauses and positive developments in terms of inflation.

Riskier fixed-income asset classes, such as emerging market debt, generated superior results during the reporting period. Continued improvements in emerging market fundamentals and high commodity prices aided the asset class as a whole. In addition, given relatively low global interest rates, demand for higher yielding emerging market debt was strong throughout much of the period. During the six-month reporting period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 9.90%.

Performance Review

For the six months ended November 30, 2006, Western Asset Global High Income Fund Inc. returned 7.47% based on its net asset value (“NAV”)viii and 12.28% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, returned 5.93% for the same time frame. The Lipper Global Income Closed-End Funds Category Averageix increased 5.88%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the six-month period, the Fund made distributions to shareholders totaling $0.51 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2006 (unaudited)

Price Per Share	Six-Month Total Return

$14.61 (NAV)	7.47%

$13.41 (Market Price)	12.28%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II         Western Asset Global High Income Fund Inc.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the investment manager of the Fund. Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset. Western Asset Management Company Limited (“Western Asset Limited”) also became a subadviser for the Fund, under an additional sub-advisory agreement between Western Asset and Western Asset Limited. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Global High Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Western Asset Global High Income Fund Inc.         III

Looking for Additional Information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 22, 2006

IV         Western Asset Global High Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	Source: Bloomberg, 12/06.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
[v]	The JPMorgan Global Government Bond Market Index is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.
vi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vii	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
viii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc.         V

Fund at a Glance (unaudited)

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         1

Schedule of Investments (November 30, 2006) (unaudited)

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Face Amount†	Security(a)	Value

CORPORATE BONDS & NOTES — 35.2%
Aerospace & Defense — 0.3%
410,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$406,925
1,150,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	1,164,375
845,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	879,856

	Total Aerospace & Defense	2,451,156

Airlines — 0.1%
	Continental Airlines Inc.:
130,000	Notes, 8.750% due 12/1/11	131,462
	Pass-Through Certificates:
190,167	Series 0974C, 6.800% due 7/2/07	189,335
107,627	Series 1998-1, Class C, 6.541% due 9/15/08	107,828
475,000	Series 2001-2, Class D, 7.568% due 12/1/06	475,297

	Total Airlines	903,922

Auto Components — 0.4%
750,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	742,500
347,000	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	373,893
	Visteon Corp., Senior Notes:
815,000	8.250% due 8/1/10	796,662
785,000	7.000% due 3/10/14	690,800

	Total Auto Components	2,603,855

Automobiles — 1.3%
	Ford Motor Co.:
	Debentures:
545,000	8.875% due 1/15/22	478,238
275,000	8.900% due 1/15/32	251,625
7,205,000	Notes, 7.450% due 7/16/31	5,736,981
	General Motors Corp.:
570,000	Notes, 7.200% due 1/15/11	545,062
	Senior Debentures:
300,000	8.250% due 7/15/23	274,875
2,540,000	8.375% due 7/15/33	2,327,275
135,000	United Auto Group Inc., Senior Subordinated Bonds, 7.750% due 12/15/16 (b)	135,000

	Total Automobiles	9,749,056

Biotechnology — 0.0%
285,000	Angiotech Pharmaceuticals Inc., Senior Notes, 9.110% due 12/1/13 (b)(c)	285,000

Building Products — 0.5%
	Associated Materials Inc.:
270,000	Senior Discount Notes, step bond to yield 16.177% due 3/1/14	174,150
1,095,000	Senior Subordinated Notes, 9.750% due 4/15/12	1,125,112
510,000	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	546,975
600,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	582,000
2,080,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.336% due 3/1/14	1,445,600

	Total Building Products	3,873,837

See Notes to Financial Statements.

2         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Capital Markets — 0.2%
815,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	$898,537
730,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	753,725

	Total Capital Markets	1,652,262

Chemicals — 0.8%
125,000	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	123,438
750,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	804,375
930,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)	911,400
	Huntsman International LLC, Senior Subordinated Notes:
762,000	10.125% due 7/1/09	777,240
275,000	7.875% due 11/15/14 (b)	277,750
175,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	200,156
	Lyondell Chemical Co., Senior Notes:
310,000	8.000% due 9/15/14	321,237
260,000	8.250% due 9/15/16	271,700
100,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	104,000
1,190,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	1,136,450
410,000	Rhodia SA, Senior Notes, 10.250% due 6/1/10	468,425
260,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	254,800

	Total Chemicals	5,650,971

Commercial Banks — 0.5%
1,050,000	Banco Mercantil del Norte SA, Bonds, 6.135% due 10/13/16 (b)(c)	1,069,404
2,710,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (b)	2,875,987

	Total Commercial Banks	3,945,391

Commercial Services & Supplies — 0.9%
225,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	231,750
	Allied Waste North America Inc., Senior Notes, Series B:
1,083,000	9.250% due 9/1/12	1,161,517
900,000	7.375% due 4/15/14	905,625
400,000	7.250% due 3/15/15	402,000
600,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	594,000
1,118,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	1,179,490
50,000	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (b)	48,750
525,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14 (b)	534,188
1,225,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	1,339,844

	Total Commercial Services & Supplies	6,397,164

Consumer Finance — 1.4%
	Ford Motor Credit Co.:
	Notes:
50,000	7.875% due 6/15/10	50,265
1,300,000	7.000% due 10/1/13	1,248,554

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         3

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Consumer Finance — 1.4% (continued)
	Senior Notes:
1,650,000	10.640% due 6/15/11 (b)(c)	$1,761,947
115,000	9.875% due 8/10/11	123,149
	General Motors Acceptance Corp., Notes:
2,040,000	6.875% due 8/28/12	2,104,756
4,820,000	8.000% due 11/1/31	5,417,979

	Total Consumer Finance	10,706,650

Containers & Packaging — 1.0%
505,000	Berry Plastics Holding Corp., Senior Secured Notes, 8.875% due 9/15/14 (b)	511,944
1,100,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	1,094,500
	Graphic Packaging International Corp.:
590,000	Senior Notes, 8.500% due 8/15/11	610,650
535,000	Senior Subordinated Notes, 9.500% due 8/15/13	553,725
1,250,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	1,328,125
1,575,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	1,582,875
390,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	401,700
575,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (d)	66,125
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
559,000	9.750% due 2/1/11	579,264
745,000	8.375% due 7/1/12	724,512

	Total Containers & Packaging	7,453,420

Diversified Consumer Services — 0.5%
515,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (b)	533,025
	Hertz Corp.:
750,000	Senior Notes, 8.875% due 1/1/14 (b)	781,875
1,660,000	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	1,817,700
	Service Corp. International:
140,000	Debentures, 7.875% due 2/1/13	146,475
185,000	Senior Notes, 7.625% due 10/1/18	194,250

	Total Diversified Consumer Services	3,473,325

Diversified Financial Services — 1.5%
755,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (b)	776,706
550,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	533,500
	CitiSteel USA Inc., Senior Secured Notes:
335,000	12.949% due 9/1/10 (c)	348,400
225,000	15.000% due 10/1/10 (b)(e)	247,500
2,950,000	Dow Jones CDX HY, Series 7-T3, 8.000% due 12/29/11 (b)	3,006,935
290,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (b)	301,600
487,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	516,829
570,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.750% due 11/15/14 (b)	581,400

See Notes to Financial Statements.

4         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Diversified Financial Services — 1.5% (continued)
530,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)	$541,263
150,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	142,500
340,000	Sally Holdings LLC, Senior Subordinated Notes, 10.500% due 11/15/16 (b)	350,625
1,750,000	TNK-BP Finance SA, 7.500% due 7/18/16 (b)	1,852,359
360,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	381,600
430,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	470,850
890,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.952% due 10/1/15	680,850
555,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	557,775

	Total Diversified Financial Services	11,290,692

Diversified Telecommunication Services — 2.2%
	Cincinnati Bell Inc.:
865,000	Senior Notes, 7.000% due 2/15/15	858,512
185,000	Senior Subordinated Notes, 8.375% due 1/15/14	190,088
120,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	108,600
660,000	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	722,700
30,000	Hawaiian Telcom Communications Inc., Senior Notes, Series B, 10.889% due 5/1/13 (c)	30,150
990,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15 10.889% due 5/1/13 (c)	1,037,025
455,000	Inmarsat Finance PLC, Senior Notes, 7.625% due 6/30/12	472,631
	Intelsat Bermuda Ltd., Senior Notes:
755,000	9.250% due 6/15/16 (b)	811,625
1,505,000	11.250% due 6/15/16 (b)	1,657,381
195,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	179,888
110,000	Level 3 Communications Inc., Senior Notes, 11.500% due 3/1/10	115,088
	Level 3 Financing Inc., Senior Notes:
225,000	11.800% due 3/15/11 (c)	239,063
370,000	9.250% due 11/1/14 (b)	376,012
500,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	531,250
1,200,000	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	1,260,000
	Qwest Communications International Inc., Senior Notes:
590,000	7.500% due 2/15/14	610,650
1,520,000	Series B, 7.500% due 2/15/14	1,573,200
2,155,000	Qwest Corp., Debentures, 6.875% due 9/15/33	2,095,737
1,760,000	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	1,809,773
1,255,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	1,085,575
8,000,000MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.799% due 1/31/16 (c)	738,017
155,000	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (b)	175,538

	Total Diversified Telecommunication Services	16,678,503

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         5

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Electric Utilities — 0.3%
	Enersis SA, Notes:
962,000	7.375% due 1/15/14	$1,047,431
364,000	7.400% due 12/1/16	404,476
550,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	625,625

	Total Electric Utilities	2,077,532

Electronic Equipment & Instruments — 0.1%
	NXP BV/NXP Funding LLC:
170,000	Senior Notes, 9.500% due 10/15/15 (b)	175,313
530,000	Senior Secured Bond, 7.875% due 10/15/14 (b)	547,225

	Total Electronic Equipment & Instruments	722,538

Energy Equipment & Services — 0.3%
435,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (b)	441,525
969,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	978,690
160,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	164,400
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	281,475

	Total Energy Equipment & Services	1,866,090

Food & Staples Retailing — 0.1%
630,000	CVS Lease Pass Through Trust, 6.036% due 12/10/28 (b)	642,848

Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
610,000	7.250% due 6/15/10	577,213
432,000	8.875% due 3/15/11	420,660

	Total Food Products	997,873

Gas Utilities — 0.1%
785,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	765,375

Health Care Providers & Services — 2.0%
1,100,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,193,500
775,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	749,813
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,316,250
1,075,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	1,126,062
	HCA Inc.:
2,220,000	Debentures, 7.500% due 11/15/95	1,672,006
1,360,000	Notes, 6.375% due 1/15/15	1,135,600
400,000	Senior Notes, 6.500% due 2/15/16	333,000
	Senior Secured Notes:
540,000	9.250% due 11/15/16 (b)	566,325
420,000	9.625% due 11/15/16 (b)	442,050
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,675,000

See Notes to Financial Statements.

6         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Health Care Providers & Services — 2.0% (continued)
667,000	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	$735,368
	Tenet Healthcare Corp., Senior Notes:
125,000	7.375% due 2/1/13	114,688
2,890,000	9.875% due 7/1/14	2,911,675
1,275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	1,284,562

	Total Health Care Providers & Services	15,255,899

Hotels, Restaurants & Leisure — 2.8%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	672,469
	Caesars Entertainment Inc.:
465,000	Senior Notes, 7.000% due 4/15/13	480,996
650,000	Senior Subordinated Notes, 8.875% due 9/15/08	683,313
557,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	558,393
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	922,031
255,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	272,850
1,360,000	Harrah’s Operating Co. Inc., 6.500% due 6/1/16	1,216,558
825,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	796,125
950,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	1,007,000
1,000,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,070,000
1,150,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	1,131,312
975,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	944,531
	MGM MIRAGE Inc., Senior Notes:
1,050,000	6.750% due 9/1/12	1,042,125
675,000	5.875% due 2/27/14	634,500
400,000	6.625% due 7/15/15	386,500
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14	683,438
625,000	6.875% due 2/15/15	623,438
1,150,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	1,135,625
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
450,000	8.250% due 3/15/12	461,250
675,000	8.750% due 10/1/13	717,187
940,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	1,024,600
95,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	101,413
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	1,155,750
	Station Casinos Inc.:
110,000	Senior Notes, 7.750% due 8/15/16	106,150
1,015,000	Senior Subordinated Notes, 6.875% due 3/1/16	951,562
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	2,065,000

	Total Hotels, Restaurants & Leisure	20,844,116

Household Durables — 0.7%
80,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	82,200
	Beazer Homes USA Inc., Senior Notes:
75,000	6.875% due 7/15/15	72,750
460,000	8.125% due 6/15/16	479,550
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	1,149,500

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         7

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Household Durables — 0.7% (continued)
	K Hovnanian Enterprises Inc., Senior Notes:
780,000	7.500% due 5/15/16	$781,950
840,000	8.625% due 1/15/17	886,200
1,340,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,373,500
80,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.245% due 9/1/12	66,400
525,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	547,969

	Total Household Durables	5,440,019

Household Products — 0.2%
	Nutro Products Inc.:
115,000	Senior Notes, 9.400% due 10/15/13 (b)(c)	119,025
320,000	Senior Subordinated Notes, 10.750% due 4/15/14 (b)	348,800
337,000	Spectrum Brands Inc., Senior Subordinated Notes, 7.562% due 2/1/15	285,608
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	505,312

	Total Household Products	1,258,745

Independent Power Producers & Energy Traders — 1.4%
695,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	695,512
	AES Corp.:
	Senior Notes:
525,000	9.375% due 9/15/10	573,563
670,000	8.875% due 2/15/11	726,112
1,940,000	7.750% due 3/1/14	2,066,100
190,000	Senior Secured Notes, 9.000% due 5/15/15 (b)	204,963
625,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11 (c)(d)	671,875
1,115,000	Dynegy Holdings Inc., Senior Notes, 8.375% due 5/1/16	1,165,175
	Edison Mission Energy, Senior Notes:
75,000	7.500% due 6/15/13	78,188
690,000	7.750% due 6/15/16	724,500
100,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	105,250
845,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	859,787
	NRG Energy Inc., Senior Notes:
450,000	7.250% due 2/1/14	451,125
2,135,000	7.375% due 2/1/16	2,140,337

	Total Independent Power Producers & Energy Traders	10,462,487

Industrial Conglomerates — 0.1%
523,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	570,070
205,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	219,094

	Total Industrial Conglomerates	789,164

Insurance — 0.2%
1,185,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	1,276,838

See Notes to Financial Statements.

8         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Internet & Catalog Retail — 0.1%
205,000	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	$199,619
520,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	523,250

	Total Internet & Catalog Retail	722,869

IT Services — 0.3%
	Sungard Data Systems Inc.:
325,000	Senior Notes, 9.125% due 8/15/13	342,469
1,415,000	Senior Subordinated Notes, 10.250% due 8/15/15	1,506,975

	Total IT Services	1,849,444

Leisure Equipment & Products — 0.1%
620,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	616,900

Machinery — 0.2%
360,000	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	350,100
179,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	195,557
931,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 11.320% due 4/15/14	823,935

	Total Machinery	1,369,592

Media — 4.0%
	Affinion Group Inc.:
1,015,000	Senior Notes, 10.125% due 10/15/13	1,078,437
120,000	Senior Subordinated Notes, 11.500% due 10/15/15	127,200
	AMC Entertainment Inc.:
105,000	Senior Notes, Series B, 8.625% due 8/15/12	108,938
1,265,000	Senior Subordinated Notes, 11.000% due 2/1/16	1,402,569
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
840,000	Senior Notes, 11.750% due 5/15/14	735,000
37,000	Senior Secured Notes, 11.000% due 10/1/15 (b)	36,260
1,210,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,191,850
	CCH II LLC/CCH II Capital Corp., Senior Notes:
1,050,000	10.250% due 9/15/10	1,102,500
749,000	10.250% due 10/1/13 (b)	786,450
185,000	Charter Communications Holdings LLC, Senior Discount Notes, step bond to yield 11.750% due 5/15/14	169,275
	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
55,000	9.920% due 4/1/11 (c)	49,500
265,000	11.750% due 5/15/11	246,450
1,650,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (b)	1,722,187
400,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (b)	415,000
475,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	469,062
	CSC Holdings Inc.:
425,000	Senior Debentures, Series B, 8.125% due 8/15/09	441,469

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         9

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Media — 4.0% (continued)
	Senior Notes:
575,000	6.750% due 4/15/12 (b)	$567,812
	Series B:
550,000	8.125% due 7/15/09	571,312
250,000	7.625% due 4/1/11	255,938
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,496,865
1,365,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	1,424,719
	EchoStar DBS Corp., Senior Notes:
375,000	7.000% due 10/1/13 (b)	375,938
1,775,000	6.625% due 10/1/14	1,726,187
865,000	7.125% due 2/1/16	862,837
1,300,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 20.129% due 10/15/13	1,244,750
475,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	410,875
160,000	ION Media Networks Inc., Secured Notes, 11.624% due 1/15/13 (b)(c)	161,600
1,290,000	Kabel Deutschland GmbH, Senior Notes, 10.625% due 7/1/14	1,428,675
1,175,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	1,147,094
1,000,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	1,075,000
700,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	693,000
270,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	274,725
550,000	R.H. Donnelley Corp., Senior Notes, Series A-3, 8.875% due 1/15/16	580,250
1,000,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	1,095,000
1,310,000	Rainbow National Services LLC, Senior Notes, 8.750% due 9/1/12 (b)	1,382,050
	Rogers Cable Inc.:
1,100,000	Senior Secured Notes, 7.875% due 5/1/12	1,188,000
45,000	Senior Secured Second Priority Notes, 6.250% due 6/15/13	45,000
560,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	579,600
225,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	218,813
	XM Satellite Radio Inc., Senior Notes:
230,000	9.871% due 5/1/13 (c)	223,100
520,000	9.750% due 5/1/14	517,400

	Total Media	29,628,687

Metals & Mining — 1.0%
80,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	89,400
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (b)	1,064,227
1,235,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,373,937
620,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	654,100
	Vale Overseas Ltd., Notes:
475,000	6.250% due 1/11/16	482,589
1,448,000	8.250% due 1/17/34	1,725,505
1,920,000	6.875% due 11/21/36	1,970,171

	Total Metals & Mining	7,359,929

See Notes to Financial Statements.

10         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†		Security(a)	Value

Multiline Retail — 0.2%
1,410,000		Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	$1,566,862

Office Electronics — 0.1%
800,000		Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	824,000
250,000		Xerox Corp., Senior Notes, 6.750% due 2/1/17	267,095

		Total Office Electronics	1,091,095

Oil, Gas & Consumable Fuels — 6.1%
1,135,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,163,375
		Chesapeake Energy Corp., Senior Notes:
1,350,000		6.375% due 6/15/15	1,319,625
980,000		6.625% due 1/15/16	972,650
150,000		6.875% due 1/15/16	150,938
50,000		6.500% due 8/15/17	48,000
812,000		Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	857,675
160,000		Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	166,641
245,000		Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	246,837
		El Paso Corp.:
		Medium-Term Notes:
2,050,000		7.375% due 12/15/12	2,116,625
1,400,000		7.750% due 1/15/32	1,491,000
125,000		Notes, 7.875% due 6/15/12	131,875
540,000		Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (c)	586,857
1,030,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,024,850
1,370,000		Gaz Capital for Gazprom Loan Participation Notes, 6.212% due 11/22/16 (b)	1,381,987
		Gazprom:
		Bonds:
159,710,000	RUB	Series A7, 6.790% due 10/29/09	6,085,697
53,230,000	RUB	Series A8, 7.000% due 10/27/11	2,028,312
61,340,000	RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09	2,354,286
800,000		Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11	838,000
600,000		Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	571,500
1,400,000		Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	1,365,000
655,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	645,175
390,000		Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	380,250
845,000		Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	890,419
115,000		OMI Corp., Senior Notes, 7.625% due 12/1/13	118,019
		Pemex Project Funding Master Trust:
5,000,000		8.625% due 12/1/23	6,150,000
800,000		Guaranteed Bonds, 9.500% due 9/15/27	1,080,000
520,000		PetroHawk Energy Corp., Senior Notes, 9.125% due 7/15/13	544,050
3,000,000		Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (b)	3,750,996
1,800,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (b)	1,755,000
610,000		Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13 (b)	628,300

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         11

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Oil, Gas & Consumable Fuels — 6.1% (continued)
1,245,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	$1,263,675
40,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	40,200
430,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	426,775
275,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	291,500
630,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	633,150
	Williams Cos. Inc.:
1,060,000	Notes, 8.750% due 3/15/32	1,195,150
1,000,000	Senior Notes, 7.625% due 7/15/19	1,065,000

	Total Oil, Gas & Consumable Fuels	45,759,389

Paper & Forest Products — 0.4%
	Appleton Papers Inc.:
375,000	Senior Notes, 8.125% due 6/15/11	378,750
715,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	718,575
195,000	Domtar Inc., Notes, 5.375% due 12/1/13	171,844
	NewPage Corp.:
	Senior Secured Notes:
395,000	10.000% due 5/1/12	417,712
205,000	11.621% due 5/1/12 (c)	222,938
275,000	Senior Subordinated Notes, 12.000% due 5/1/13	291,500
210,000	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (b)	211,050
	Verso Paper Holdings LLC:
275,000	Senior Secured Notes, 9.125% due 8/1/14 (b)	287,375
285,000	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	297,825

	Total Paper & Forest Products	2,997,569

Pharmaceuticals — 0.1%
940,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	958,800

Real Estate Investment Trusts (REITs) — 0.5%
30,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	30,750
	Host Marriott LP, Senior Notes:
2,275,000	7.125% due 11/1/13	2,334,719
390,000	Series Q, 6.750% due 6/1/16	393,412
435,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	394,762
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
215,000	7.125% due 6/1/15	224,675
175,000	6.500% due 6/1/16	177,844
475,000	6.750% due 4/1/17	487,469

	Total Real Estate Investment Trusts (REITs)	4,043,631

Real Estate Management & Development — 0.0%
125,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	108,125

See Notes to Financial Statements.

12         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Road & Rail — 0.2%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
790,000	9.375% due 5/1/12	$849,250
50,000	12.500% due 6/15/12	54,625
190,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	192,850

	Total Road & Rail	1,096,725

Semiconductors & Semiconductor Equipment — 0.1%
880,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (b)	886,600

Software — 0.2%
500,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	470,000
740,000	UGS Capital Corp. II, Senior Subordinated Notes, 10.380% due 6/1/11 (b)(c)(e)	784,400

	Total Software	1,254,400

Specialty Retail — 0.2%
	AutoNation Inc., Senior Notes:
335,000	7.374% due 4/15/13 (c)	336,675
85,000	7.000% due 4/15/14	85,425
510,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	493,425
345,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	377,775
180,000	Linens ‘n Things Inc., Senior Secured Notes, 10.999% due 1/15/14 (c)	176,850
	Michaels Stores Inc.:
160,000	Senior Subordinated Notes, 11.375% due 11/1/16 (b)	164,800
170,000	Subordinated Notes, step bond to yield 13.240% due 11/1/16 (b)	92,650

	Total Specialty Retail	1,727,600

Textiles, Apparel & Luxury Goods — 0.4%
1,625,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	1,744,844
350,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	350,000
1,375,000	Simmons Co., Senior Discount Notes, step bond to yield 9.983% due 12/15/14	1,051,875

	Total Textiles, Apparel & Luxury Goods	3,146,719

Tobacco — 0.1%
480,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	511,200

Trading Companies & Distributors — 0.3%
475,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	510,625
350,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	363,125
905,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	981,925
435,000	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	450,225

	Total Trading Companies & Distributors	2,305,900

Transportation Infrastructure — 0.0%
160,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (b)	160,400

Wireless Telecommunication Services — 0.6%
160,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (b)	163,400
1,105,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	1,142,029
20,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	21,150

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         13

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Wireless Telecommunication Services — 0.6% (continued)
	Rogers Wireless Inc.:
1,125,000	Secured Notes, 7.500% due 3/15/15	$1,210,781
170,000	Senior Subordinated Notes, 8.000% due 12/15/12	181,050
1,160,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	1,232,500
700,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	759,500

	Total Wireless Telecommunication Services	4,710,410

	TOTAL CORPORATE BONDS & NOTES (Cost — $256,546,569)	263,387,574

ASSET-BACKED SECURITIES — 0.2%
Home Equity — 0.2%
999	Ameriquest Finance Net Interest Margin Trust, Series 2004-RN5, Class A, 5.193% due 6/25/34 (b)	995
110,125	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (b)	9,871
	Sail Net Interest Margin Notes:
14,101	Series 2003-6A, Class A, 7.000% due 7/27/33 (b)	3,959
42,974	Series 2003-7A, Class A, 7.000% due 7/27/33 (b)	8,587
1,500,000	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 7.170% due 10/25/33 (c)	1,504,437

	TOTAL ASSET-BACKED SECURITIES (Cost — $1,675,294)	1,527,849

COLLATERALIZED MORTGAGE OBLIGATIONS(f) — 0.6%
	Federal National Mortgage Association (FNMA) STRIP:
9,408,443	Series 329, Class 2, IO, 5.500% due 1/1/33	2,044,869
11,501,083	Series 338, Class 2, IO, 5.500% due 6/1/33	2,516,793

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,899,423)	4,561,662

MORTGAGE-BACKED SECURITIES — 28.1%
FHLMC — 6.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
	Gold:
40,000,000	5.000% due 9/13/36 (g)(h)	39,100,000
10,000,000	5.500% due 12/12/36 (g)(h)	9,968,750
410,000	Notes, 5.125% due 4/18/11	416,824

	TOTAL FHLMC	49,485,574

FNMA — 21.5%
	Federal National Mortgage Association (FNMA):
340,000	6.625% due 9/15/09	356,626
2,700,000	5.500% due 12/18/21 (g)(h)	2,715,188
500,000	6.000% due 12/18/21 (g)(h)	509,063
42,200,000	5.000% due 12/12/36-1/11/37 (g)(h)	41,237,334
5,000,000	5.500% due 12/12/36 (g)(h)	4,982,810

See Notes to Financial Statements.

14         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

FNMA — 21.5% (continued)
93,950,000	6.000% due 12/12/36-1/11/37 (g)(h)	$94,967,781
15,620,000	6.500% due 12/12/36-1/11/37 (g)(h)	15,941,536

	TOTAL FNMA	160,710,338

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $209,341,910)	210,195,912

SOVEREIGN BONDS — 13.7%
Argentina — 0.6%
	Republic of Argentina:
1,074,000EUR	9.000% due 6/20/03 (d)	443,276
1,100,000EUR	10.250% due 1/26/07 (d)	472,240
1,729,117EUR	8.000% due 2/26/08 (d)	722,262
1,550,000DEM	11.750% due 11/13/26 (d)	316,583
2,779,919ARS	Bonds, 2.000% due 1/3/10 (c)	1,847,523
522,000EUR	Medium-Term Notes, 10.000% due 2/22/07 (d)	223,234

	Total Argentina	4,025,118

Brazil — 3.4%
	Federative Republic of Brazil:
15,576,000	11.000% due 8/17/40	20,719,974
	Collective Action Securities:
2,565,000	8.750% due 2/4/25	3,148,537
1,360,000	Notes, 8.000% due 1/15/18	1,518,100

	Total Brazil	25,386,611

Colombia — 0.9%
	Republic of Colombia:
544,000	11.750% due 2/25/20	782,000
1,150,000	8.125% due 5/21/24	1,304,388
1,237,000	10.375% due 1/28/33	1,734,892
3,060,000	7.375% due 9/18/37	3,197,700

	Total Colombia	7,018,980

Ecuador — 0.4%
2,765,000	Republic of Ecuador, 10.000% due 8/15/30 (b)	2,585,275

El Salvador — 0.3%
	Republic of El Salvador:
1,720,000	7.750% due 1/24/23 (b)	1,986,600
330,000	8.250% due 4/10/32 (b)	394,350

	Total El Salvador	2,380,950

Indonesia — 0.1%
525,000	Republic of Indonesia, 8.500% due 10/12/35 (b)	636,563

Mexico — 2.2%
	United Mexican States:
300,000	11.375% due 9/15/16	433,575

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         15

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Mexico — 2.2% (continued)
4,400,000	Medium-Term Notes, 5.625% due 1/15/17	$4,426,400
	Series A:
5,098,000	6.375% due 1/16/13	5,383,488
5,115,000	8.000% due 9/24/22	6,263,318

	Total Mexico	16,506,781

Panama — 0.2%
1,275,000	Republic of Panama, 9.375% due 4/1/29	1,708,500

Peru — 0.8%
	Republic of Peru:
425,000	9.875% due 2/6/15	534,012
378,000	8.750% due 11/21/33	488,282
3,960,000	FLIRB, 5.000% due 3/7/17 (c)	3,920,400
	Global Bonds:
305,000	8.375% due 5/3/16	356,850
50,000	7.350% due 7/21/25	55,313
	PDI:
782,800	5.000% due 3/7/17 (c)	776,929
133,760	5.000% due 3/7/17 (b)(c)	133,091

	Total Peru	6,264,877

Philippines — 0.4%
2,758,000	Republic of the Philippines, 7.750% due 1/14/31	3,066,551

Russia — 1.7%
	Russian Federation:
1,088,897	8.250% due 3/31/10 (b)	1,142,798
4,236,000	12.750% due 6/24/28 (b)	7,725,405
3,170,000	5.000% due 3/31/30 (b)	3,607,856

	Total Russia	12,476,059

South Africa — 0.3%
	Republic of South Africa:
1,350,000	9.125% due 5/19/09	1,468,800
525,000	6.500% due 6/2/14	558,469

	Total South Africa	2,027,269

Uruguay — 0.3%
2,229,935	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	2,391,605

Venezuela — 2.1%
	Bolivarian Republic of Venezuela:
3,245,000	5.375% due 8/7/10 (b)	3,171,176
9,421,000	5.750% due 2/26/16	8,822,767
475,000	7.650% due 4/21/25	501,956

See Notes to Financial Statements.

16         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Venezuela — 2.1% (continued)
	Collective Action Securities:
1,750,000	9.375% due 1/13/34	$2,234,750
875,000	Notes, 10.750% due 9/19/13	1,082,156

	Total Venezuela	15,812,805

	TOTAL SOVEREIGN BONDS (Cost — $94,543,605)	102,287,944

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.5%
	U.S. Treasury Bonds, Inflation Indexed:
715,715	2.000% due 1/15/16	706,237
2,975,330	2.000% due 1/15/26	2,914,663

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,468,963)	3,620,900

Shares
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
2,085,181	Home Interiors & Gifts Inc. (f)(i)*	20,852

MATERIALS — 0.0%
Chemicals — 0.0%
30,303	Applied Extrusion Technologies Inc., Class A Shares*	181,818

	TOTAL COMMON STOCKS (Cost — $1,798,746)	202,670

PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
1,900	Ford Motor Co., 7.400%	37,240
30,500	Ford Motor Co., 8.000%	518,500

	TOTAL CONSUMER DISCRETIONARY	555,740

ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
1,283	Chesapeake Energy Corp., Convertible, 6.250%	361,485

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
2,600	Preferred Plus, Series FRD-1, 7.400%	44,564
9,700	Saturns, Series F 2003-5, 8.125%	189,150

	TOTAL FINANCIALS	233,714

	TOTAL PREFERRED STOCKS (Cost — $1,060,770)	1,150,939

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         17

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Warrant	Security(a)	Value

WARRANT — 0.0%
2,675	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $82,925)	$87,272

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $574,418,205)	587,022,722

Face Amount†
SHORT-TERM INVESTMENTS — 21.6%
Sovereign Bonds — 1.6%
	Egypt Treasury Bills:
61,075,000EGP	Zero coupon bond to yield 9.544% due 10/30/07	9,812,162
11,125,000EGP	Zero coupon bond to yield 9.491% due 11/6/07	1,785,083

	Total Sovereign Bonds (Cost — $11,576,651)	11,597,245

U.S. Government Agency — 0.5%
4,050,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (j)(k) (Cost — $3,934,125)	3,934,705

Repurchase Agreement — 19.5%
146,058,000	Nomura Securities International Inc. repurchase agreement dated 11/30/06, 5.280% due 12/1/06; Proceeds at maturity — $146,079,422; (Fully collateralized by various U.S government agency and Treasury obligations, 3.375% to 8.125% due 5/15/07 to 8/15/19; Market value — $148,980,142) (Cost — $146,058,000)	146,058,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $161,568,776)	161,589,950

	TOTAL INVESTMENTS — 100.0% (Cost — $735,986,981#)	$748,612,672

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All securities are segregated pursuant to a revolving credit facility, mortgage dollar rolls, futures contracts, to-be-announced (“TBA”) securities and extended settlements.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2006.
(d)	Security is currently in default.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Illiquid security.
(g)	This security is traded on a TBA basis (See Note 1).
(h)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DEM	— German Mark
EGP	— Egyptian Pound
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bond
IO	— Interest Only
MXN	— Mexican Peso
PDI	— Past Due Interest
RUB	— Russian Ruble
STRIP	— Separate Trading of Registered Interest and Principal

See Notes to Financial Statements.

18         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $589,928,981)	$602,554,672
Repurchase agreement, at value (Cost — $146,058,000)	146,058,000
Foreign currency, at value (Cost — $317,714)	324,737
Cash	798
Receivable for securities sold	71,131,240
Dividends and interest receivable	7,507,105
Prepaid expenses	10,581

Total Assets	827,587,133

LIABILITIES:
Payable for securities purchased	279,962,953
Loan payable	100,000,000
Investment management fee payable	528,961
Interest payable	411,732
Payable to broker — variation margin on open futures contracts	261,009
Deferred mortgage dollar roll income	42,308
Accrued expenses	152,992

Total Liabilities	381,359,955

Total Net Assets	$446,227,178

NET ASSETS:
Par value ($0.001 par value; 30,542,075 shares issued and outstanding; 100,000,000 shares authorized)	$30,542
Paid-in capital in excess of par value	435,467,876
Undistributed net investment income	302,477
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(1,799,471)
Net unrealized appreciation on investments, futures contracts and foreign currencies	12,225,754

Total Net Assets	$446,227,178

Shares Outstanding	30,542,075

Net Asset Value	$14.61

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         19

Statement of Operations (For the six months ended November 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$18,692,890
Dividends	59,582

Total Investment Income	18,752,472

EXPENSES:
Investment management fee (Note 2)	3,225,856
Interest expense (Notes 3 and 4)	2,680,226
Commitment fees (Note 4)	298,261
Shareholder reports	84,080
Directors’ fees	35,674
Audit and tax	31,874
Stock exchange listing fees	15,130
Legal fees	13,700
Transfer agent fees	12,251
Custody fees	10,032
Insurance	2,396
Directors’ retirement expenses	2,389
Miscellaneous expenses	4,984

Total Expenses	6,416,853

Net Investment Income	12,335,619

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(2,998,156)
Futures contracts	(1,252,410)
Options written	509,290
Foreign currency transactions	508

Net Realized Loss	(3,740,768)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	23,948,158
Futures contracts	(915,398)
Options written	(162,518)
Foreign currencies	7,727

Change in Net Unrealized Appreciation/Depreciation	22,877,969

Increase From Payment by Affiliate (Note 2)	5,862

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	19,143,063

Increase in Net Assets From Operations	$31,478,682

See Notes to Financial Statements.

20         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2006 (unaudited) and the year ended May 31, 2006

	November 30	May 31
OPERATIONS:
Net investment income	$12,335,619	$28,869,143
Net realized gain (loss)	(3,740,768)	21,963,338
Change in net unrealized appreciation/depreciation	22,877,969	(21,895,185)
Increase from payment by affiliate	5,862	—

Increase in Net Assets From Operations	31,478,682	28,937,296

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,273,080)	(29,625,812)
Net realized gains	(4,303,378)	(19,702,692)

Decrease in Net Assets From Distributions to Shareholders	(15,576,458)	(49,328,504)

Increase (Decrease) in Net Assets	15,902,224	(20,391,208)
NET ASSETS:
Beginning of period	430,324,954	450,716,162

End of period*	$446,227,178	$430,324,954

* Includes undistributed (overdistributed) net investment income, of:	$302,477	$(760,062)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         21

Statement of Cash Flows (For the six months ended November 30, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$20,365,814
Operating expenses paid	(3,776,039)
Net purchases of short-term investments	(21,073,504)
Realized gain on foreign currency transactions	508
Realized gain on options written	509,290
Realized loss on futures contracts	(1,252,410)
Net change in unrealized depreciation on futures contracts	(915,398)
Net change in unrealized appreciation on foreign currencies	7,727
Purchases of long-term investments	(445,088,292)
Proceeds from disposition of long-term investments	480,129,165
Change in deferred mortgage dollar roll income	(71,378)
Change in payable to broker — variation margin	402,835
Change in payable on options written	(367,353)
Interest paid	(2,689,536)

Net Cash Flows Provided By Operating Activities	26,181,429

CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(18,172,534)
Net disbursement from mortgage dollar roll transactions	(8,527,416)

Net Cash Flows Used By Financing Activities	(26,699,950)

Net Decrease in Cash	(518,521)
Cash, Beginning of period	844,056

Cash and foreign currency, End of period	$325,535

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$31,478,682

Accretion of discount on investments	(899,898)
Amortization of premium on investments	1,807,009
Increase in investments, at value	(6,080,610)
Decrease in payable for securities purchased	(1,063,793)
Decrease in interest and dividends receivable	706,231
Decrease in options written payable	(367,353)
Decrease in receivable for securities sold	318,426
Increase in payable to broker — variation margin	402,835
Decrease in prepaid expenses	7,113
Decrease in interest payable	(9,310)
Decrease in deferred mortgage dollar roll income	(71,378)
Decrease in accrued expenses	(46,525)

Total Adjustments	(5,297,253)

Net Cash Flows Provided By Operating Activities	$26,181,429

See Notes to Financial Statements.

22         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2006(1)		2006	2005(2)	2004(2)(3)
Net Asset Value, Beginning of Period	$14.09		$14.76	$14.50	$14.30	(4)

Income From Operations:
Net investment income	0.40		0.95	1.02	1.00
Net realized and unrealized gain	0.63		0.00 (5)	0.51	0.23

Total Income From Operations	1.03		0.95	1.53	1.23

Less Distributions From:
Net investment income	(0.37)		(0.97)	(1.06)	(0.97)
Net realized gains	(0.14)		(0.65)	(0.17)	(0.06)
Return of capital	—		—	(0.04)	—

Total Distributions	(0.51)		(1.62)	(1.27)	(1.03)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	—	0.00	(5)

Net Asset Value, End of Period	$14.61		$14.09	$14.76	$14.50

Market Price, End of Period	$13.41		$12.42	$12.96	$13.76

Total Return, Based on Net Asset Value(6)	7.47%		6.57%	10.92%	8.44%

Total Return, Based on Market Price(7)	12.28%		8.46%	3.15%	(1.63)%

Net Assets, End of Period (000s)	$446,227		$430,325	$450,716	$442,892

Ratios to Average Net Assets:
Gross expenses	2.94	%(8)	2.63%	2.14%	1.79	%(8)
Gross expenses, excluding interest expense	1.57	(8)	1.58	1.55	1.45	(8)
Net expenses	2.94	(8)	2.62 (9)	2.14	1.79	(8)
Net expenses, excluding interest expense	1.57	(8)	1.58 (9)	1.55	1.45	(8)
Net investment income	5.65	(8)	6.43	6.85	7.93	(8)

Portfolio Turnover Rate(10)	74%		111%	88%	100%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$100,000		$100,000	$100,000	$100,000
Asset Coverage (000s)	$546,227		$530,325	$550,716	$542,892
Asset Coverage for Loan Outstanding	546%		530%	551%	543%
Weighted Average Loan (000s)	$100,000		$100,000	$100,000	$108,367
Weighted Average Interest Rate on Loans	5.27	%(8)	4.71%	2.70%	1.65	%(8)

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	For the period July 28, 2003 (commencement of operations) to May 31, 2004.

(4)	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.

(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(7)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(8)	Annualized.

(9)	Reflects fee waivers and/or expense reimbursements.
(10)	Excluding mortgage dollar transactions. If the mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 272%, 527%, 437%, and 285% for the six months ended November 30, 2006 and the years ended May 31, 2006, 2005, and 2004, respectively.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Western Asset Global High Income Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Global High Income Fund Inc.) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high yield fixed income securities issued by corporate issuers, emerging market fixed income securities and investment grade fixed income securities. As a secondary objective, the Fund seeks total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on

24         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk for the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Mortgage Dollar Rolls. The Fund enters into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Mortgage dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the mortgage dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the mortgage dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

26         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is generally to halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. Also, on August 1, 2006 Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in nondollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s assets, including those investments purchased with borrowings.

During the six months ended November 30, 2006, the manager reimbursed the Fund in the amount of $5,862 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments and mortgage dollar rolls) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$127,288,516	$316,735,983

Sales	144,510,755	335,539,656

28         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,309,358
Gross unrealized depreciation	(6,683,667)

Net unrealized appreciation	$12,625,691

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$1,606,109	0.76%	$2,073,747

Interest rates on reverse repurchase agreements ranged from 0.20% to 1.75% during the six months ended November 30, 2006. Interest expense incurred on reverse repurchase agreements totaled $3,670. At November 30, 2006, the Fund did not have any reverse repurchase agreements outstanding.

At November 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	211	12/06	$49,741,668	$49,925,238	$183,570
Eurodollar	7	3/07	1,656,410	1,659,175	2,765
Eurodollar	19	9/07	4,500,720	4,522,713	21,993
Eurodollar	12	3/08	2,844,610	2,862,600	17,990
Japanese Yen	50	3/07	5,375,875	5,475,625	99,750

					$326,068

Contracts to Sell:
U.S. Treasury 2 Year Note	42	12/06	$8,582,227	$8,591,625	$(9,398)
U.S. Treasury 5 Year Note	5	12/06	524,272	530,000	(5,728)
U.S. Treasury 5 Year Note	213	3/07	22,472,497	22,611,281	(138,784)
U.S. Treasury 10 Year Note	6	12/06	647,970	654,656	(6,686)
U.S. Treasury 10 Year Note	480	3/07	51,883,967	52,410,000	(526,033)
U.S. Treasury Long Bond	41	3/07	4,643,139	4,689,375	(46,236)

					$(732,865)

Net Unrealized Loss on Open Futures Contracts					$(406,797)

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

Written option transactions entered into during the six months ended November 30, 2006, were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding May 31, 2006	1,073	$529,871
Options written	227	94,391
Options closed	(172)	(140,950)
Options expired	(1,128)	(483,312)

Options written, outstanding November 30, 2006	—	—

At November 30, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $208,584,599.

The average monthly balance of dollar rolls outstanding for the Fund during the six months ended November 30, 2006 was approximately $213,033,151.

Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at November 30, 2006 included Merrill Lynch, Pierce, Fenner & Smith Inc. ($74,293,438) and JPMorgan Chase ($58,747,238).

4.	Loan

At November 30, 2006, the Fund had a $150,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $100,000,000 loan outstanding with Three Pillars Funding Corp. and Citicorp North America Inc. (“CNA”). In addition, CNA acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2006, the Fund paid interest expense on this loan in the amount of $2,676,556.

Subsequent to November 30, 2006, the above revolving credit and security agreement has been terminated and replaced with a new revolving credit and security agreement, dated as of December 21, 2006 among CIESCO, LLC, Citibank, N.A., as a secondary lender, Citicorp North America Inc., as agent, and the Fund.

5.	Distributions Subsequent to November 30, 2006

On November 17, 2006, the Fund’s Board declared a long-term capital gain distribution in the amount of $0.1165 per share, in lieu of the regular monthly income distribution, payable on December 29, 2006 to shareholders of record on December 22, 2006. In addition, the Fund’s Board declared income distributions of $0.0850 per share per month payable on January 26, 2007 and February 23, 2007 to shareholders of record on January 19, 2007 and February 16, 2007, respectively.

30         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Capital Shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         31

Notes to Financial Statements (unaudited) (continued)

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its

32         Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Global High Income Fund Inc. 2006 Semi-Annual Report         33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and each of Western Asset Management Company and Western Asset Management Company Limited (each a “Subadviser”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and the prior subadvisory agreement with Legg Mason International Equities Ltd. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadvisers’ parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to each of the Subadvisers the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the

34         Western Asset Global High Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund's prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.

Western Asset Global High Income Fund Inc.         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

36         Western Asset Global High Income Fund Inc.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on September 18, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting.

Election of Directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	28,572,584	499,591
R. Jay Gerken	28,584,792	487,383
William R. Hutchinson	28,588,675	483,500

At November 30, 2006, in addition to Leslie H. Gelb, R. Jay Gerken and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Riordan Roett

Jeswald W. Salacuse

Western Asset Global High Income Fund Inc.         37

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most

38         Western Asset Global High Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

Western Asset Global High Income Fund Inc.         39

Western Asset Global High Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Frances M. GugginO

Chief Financial Officer and Treasurer

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

WESTERN ASSET

GLOBAL HIGH INCOME FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EHI

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane,

New York, New York 10038

WAS04003 11/06	SR06-227

Western Asset

Global High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorsServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management 1(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)Not Applicable

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906.CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date: February 7, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer
Western Asset Global High Income Fund Inc.

Date: February 7, 2007